Exhibit 99.1

ESSA Announces Completion of Arrangement with XenoTherapeutics

SOUTH SAN FRANCISCO, USA AND VANCOUVER, CANADA, October 9, 2025 – ESSA Pharma Inc. (NASDAQ: EPIX) (“ESSA” or the “Company”) today announced the completion of XenoTherapeutics’ (“Xeno”) previously announced acquisition of ESSA (the “Acquisition”).

Xeno Acquisition Corp., a wholly owned subsidiary of Xeno, has acquired all of the outstanding common shares of ESSA (the “Common Shares”) for approximately US$0.1242 per Common Share, plus one contingent value right (“CVR”) per Common Share, which CVR represents the right to receive up to approximately US$0.14 per CVR and payable within specified periods following the close of the Acquisition. The potential CVR payment of US$0.14 per Common Share represents up to US$6.7 million in the aggregate that may be distributed to CVR holders depending on the outcome and related expenses of certain contingent liabilities.

On October 7, 2025, the Company obtained a final order from the Supreme Court of British Columbia approving the Arrangement. ESSA has requested that the Nasdaq Capital Market (“Nasdaq”) file a delisting application on Form 25 to report the delisting of the Common Shares from Nasdaq. ESSA expects to terminate the registration of the Common Shares under the U.S. Securities Exchange Act of 1934, as amended, approximately 10 days after the closing of the Acquisition.

An early warning report will be filed on SEDAR+ at www.sedarplus.ca under the Company’s profile.

Advisors and Counsel

Leerink Partners LLC served as ESSA’s exclusive financial advisor in connection with the Acquisition. Blake, Cassels & Graydon, LLP and Skadden, Arps, Slate, Meagher & Flom LLP acted as ESSA’s Canadian legal counsel and U.S. legal counsel, respectively.

About ESSA Pharma Inc.

ESSA is a pharmaceutical company that was previously focused on developing novel and proprietary therapies for the treatment of patients with prostate cancer. For more information, please visit www.essapharma.com.

About XenoTherapeutics, Inc.

XenoTherapeutics is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education. For more information, please visit www.xenotx.org.

Forward Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an action or event “may,” “might,” “could,” “should,” or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding ESSA’s delisting application to Nasdaq, and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, and the potential benefits of the Acquisition, the Company’s business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. Forward-looking statements may be based on various material assumptions, and are subject to risks and uncertainties, including but not limited to those related to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against the Company, Xeno, XOMA Royalty Corporation or their respective directors or officers, including the effects of any outcomes related thereto; (iii) potential exposure or liability relating to the due bill communication matter that occurred on August 25, 2025, (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) the accuracy of the Company’s financial projections; (x) general business, market and economic conditions; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) competitive responses to the Transaction; (xvi) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors,” a copy of which is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles; and (xvii) the risks and uncertainties that are described in the definitive proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission on August 11, 2025 (the “Definitive Proxy Statement”) and supplemental proxy statement dated September 24, 2025 (together with the Definitive Proxy Statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.